--------------------------------------------------------------------------------
INTERNATIONAL REGIONAL
--------------------------------------------------------------------------------

                                                               [GRAPHIC OMITTED]

Alliance Greater
China '97 Fund

Annual Report
July 31, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
September 21, 2001

Dear Shareholder:

Alliance Capital extends its deepest sympathy to all those affected by the tragic events of September 11, and our profound gratitude to all who have demonstrated such boundless courage and bravery in the rescue and recovery efforts. Our thoughts and prayers are with those whose lives have been forever changed by this terrible tragedy.

We are thankfully able to report that all Alliance Capital employees are safe. The firm is intact and all of our systems are fully functional. We did not have to enact our disaster or business recovery protocols, and we are conducting business across all markets.

At the moment, there are, of course, many economic and market unknowns. While we cannot know how the markets will continue to react to these or future events, history would indicate that panic selling at moments of crisis is neither wise nor ultimately profitable. Maintaining a long-term perspective and consulting with your financial advisor are more prudent courses of action.

This report contains the investment results, economic review and outlook for Alliance Greater China '97 Fund (the "Fund") for the annual reporting period ended July 31, 2001.

Investment Objective and Policies

This open-end fund is a non-diversified management investment company that seeks long-term capital appreciation by investing predominately in equity securities issued by Greater China companies ("Greater China" refers to the People's Republic of China ("China"), the Hong Kong Special Administrative Region ("Hong Kong") and the Republic of China ("Taiwan")).

Investment Results

The following table provides the performance results for the Fund for the six- and 12-month periods ended July 31, 2001, relative to its benchmarks, the Morgan Stanley Capital International (MSCI) Indices (China Free, Hong Kong and Taiwan) and the Lipper China Region Funds Average (the "Lipper Average"). Funds in the Lipper Average generally have similar investment objectives to the Fund, but may have different investment policies.

INVESTMENT RESULTS*
Periods Ended July 31, 2001

                                                            --------------------
                                                                Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------

Alliance Greater China '97 Fund
      Class A                                                -10.68%     -18.28%
--------------------------------------------------------------------------------
      Class B                                                -10.86%     -18.95%
--------------------------------------------------------------------------------
      Class C                                                -10.95%     -18.95%
--------------------------------------------------------------------------------
MSCI China Free Index                                        -23.82%     -39.01%
--------------------------------------------------------------------------------
MSCI Hong Kong Index                                         -18.59%     -22.91%
--------------------------------------------------------------------------------
MSCI Taiwan Index                                            -31.18%     -48.38%
--------------------------------------------------------------------------------
Lipper China Region Funds Average                            -13.78%     -22.65%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of July 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated


--------------------------------------------------------------------------------
                                             ALLIANCE GREATER CHINA '97 FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      with this class. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The Morgan Stanley Capital International (MSCI) China Free Index, the MSCI Hong Kong Index, and the MSCI Taiwan Index are market capitalization-weighted indices of companies located in their respective countries, and are respectively comprised of 31, 28 and 62 companies as of the six-month period ended July 31, 2001. The Lipper China Region Funds Average represents funds that invest in equity securities whose primary trading markets or operations are concentrated in the China region or in a single country within this region. These funds generally have similar investment objectives to the Fund, although investment policies for the various funds may differ. For the six- and 12-month periods ended July 31, 2001, the Lipper Average included 23 funds for each of the respective periods. All comparative indices and the average are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index or average, and its results are not indicative of any specific investment, including Alliance Greater China '97 Fund.

      Additional investment results appear on pages 4-7.

The Fund outperformed its peer group of funds, as represented by the Lipper Average, over the 12-month period mainly due to the Fund's underweight position in the technology sector, particularly in technology companies in Taiwan.

The 12-month period under review was a tough period for equity markets in general. The Greater China region was no exception as evidenced by the Fund's returns along with the returns of its benchmark and Lipper Average. The global derating of the technology, media and telecommunications (TMT) sector intensified with fear of a sharp slowdown in the U.S. economy. This particularly hit the Taiwan stock market hard, as reflected by the MSCI Taiwan Index's heavy weighting in the technology sector.

Economic Review

Hong Kong's growth rate in 2001 is expected to slow down to 3% due to a slowdown in exports. The property market is still depressed despite rate cuts in the U.S. and Hong Kong due to deflation and an economic slowdown. The forthcoming entry into the World Trade Organization (WTO) should benefit Hong Kong as foreign direct investment to China increases. The Hong Kong stock market is likely to be influenced by both of these Chinese and U.S. influences in the second half of 2001.

In the short term, the economic outlook for Taiwan is not positive due to the global slowdown in the TMT sector. Domestic politics and the relationship with China remain medium-term issues. However, economic integration between Taiwan and China will accelerate irrespective of political development. The Taiwanese stock market is not expected to rebound sharply in the near term due to the poor earnings visibility of the technology sector.

Following the forthcoming entry into the WTO, China should become the manufacturing center for textile/garments, toys and low-end electronic products, and will also move towards


--------------------------------------------------------------------------------
2 o ALLIANCE GREATER CHINA '97 FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

higher-end electronic and information technology products. The Sino-U.S. relationship is expected to normalize in the second half of 2001, i.e. the negative impact of the recent spy plane incident on business should disappear. Also, Chinese capital market reform is expected to accelerate in the next five years, yielding more opportunities for foreign investors to participate in the capital market in China. This action should also be of benefit to the Hong Kong stock market as well.

Outlook

The global equity market should gradually reflect the positive impact of the U.S. interest rate cuts with some lag time, but we believe volatility will generally remain high in the short term due to poor earnings visibility. The overall outlook for China is positive with its forthcoming entry into the WTO. Our strategy will be to focus on companies that are well positioned to benefit from this trend.

The outlook for China is not affected by the tragic events that took place in the U.S. on September 11, 2001. The growth outlook for China is largely domestically driven. In addition, China looks set to join the WTO in November 2001, and this should have a positive effect on foreign direct investment in the interim period.

Thank you again for your interest and investment in Alliance Greater China '97 Fund. We look forward to reporting to you in the ensuing periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Mathew W.S. Lee

Mathew W.S. Lee
Senior Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Mathew W.S. Lee

Matthew W.S. Lee, Portfolio Manager, is Chief Investment Officer, New-Alliance Asset Management (Asia) Limited. Mr. Lee is responsible for the investment activities in Hong Kong and has over 17 years of investment experience.


--------------------------------------------------------------------------------
                                             ALLIANCE GREATER CHINA '97 FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE GREATER CHINA '97 FUND
GROWTH OF A $10,000 INVESTMENT
9/30/97* TO 7/31/01

Alliance Greater China '97 Fund Class A: $8,256
MSCI Hong Kong Index: $7,892
MSCI Taiwan Index: $4,780
MSCI China Free Index: $2,431

[The following table was depicted as a mountain chart in the printed material.]

              Alliance Greater    MSCI China       MSCI Hong        MSCI Taiwan
               China '97 Fund     Free Index       Kong Index          Index
-------------------------------------------------------------------------------
   9/30/97         $ 9,574          $10,000          $10,000          $10,000
   7/31/98         $ 4,729          $ 3,469          $ 4,868          $ 6,612
   7/31/99         $ 8,012          $ 5,200          $ 8,794          $ 7,995
   7/31/00         $10,103          $ 3,986          $10,238          $ 9,260
   7/31/01         $ 8,256          $ 2,431          $ 7,892          $ 4,780


This chart illustrates the total value of an assumed $10,000 investment in Alliance Greater China '97 Fund Class A shares (from 9/30/97 to 7/31/01) as compared to the performance of appropriate indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) China Free Index, the MSCI Hong Kong Index, and the MSCI Taiwan Index are market capitalization-weighted indices of companies located in their respective countries, and are respectively comprised of 31, 28, and 62 companies as of July 31, 2001.

When comparing Alliance Greater China '97 Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Greater China '97 Fund.

*     Closest month-end after Fund's Class A share inception date of 9/3/97.


--------------------------------------------------------------------------------
4 o ALLIANCE GREATER CHINA '97 FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE GREATER CHINA '97 FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 7/31

                              [BAR CHART OMITTED]

           Alliance Greater China '97 Fund--Yearly Periods Ended 7/31
--------------------------------------------------------------------------------
                                          Alliance Greater   Lipper China Region
                                           China '97 Fund       Funds Average
--------------------------------------------------------------------------------
7/31/98*                                      -51.20%             -53.90%
7/31/99                                        69.42%              55.66%
7/31/00                                        26.10%              31.48%
7/31/01                                       -18.28%             -22.65%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased of redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Total returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes.

The unmanaged Lipper China Region Funds Average represents funds that invest in equity securities whose primary trading markets or operations are concentrated in the China region or in a single country within this region. These funds generally have similar investment objectives to the Fund, although investment policies for the various funds may differ. An investor cannot invest directly in an average, and its results are not indicative of any specific investment, including Alliance Greater China '97 Fund.

* The Fund's return for the period ended 7/31/98 is from the Fund's inception date of 9/3/97 through 7/31/98. The benchmark's return for the period ended 7/31/98 is from 8/31/97 through 7/31/98.


--------------------------------------------------------------------------------
                                             ALLIANCE GREATER CHINA '97 FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
July 31, 2001

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $6.5
9/3/97                  Median Market Capitalization ($mil): $2,370
Class B Shares
9/3/97
Class C Shares
9/3/97

SECTOR BREAKDOWN

 33.4% Finance
 14.0% Transportation                     [PIE CHART]
 11.4% Multi-Industry
  6.8% Technology
  6.7% Telecommunications
  5.4% Consumer Services
  5.0% Energy
  3.5% Consumer Staples
  3.3% Utilities
  2.8% Capital Goods
  2.0% Basic Industry
  2.0% Consumer Manufacturing
  0.6% Health Care

  3.1% Short-Term

COUNTRY BREAKDOWN

 86.6% Hong Kong
  7.4% People's Republic of China         [PIE CHART]
  2.9% Taiwan

  3.1% Short-Term

All data as of July 31, 2001. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o ALLIANCE GREATER CHINA '97 FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                                        Without Sales Charge   With Sales Charge
               1 Year                         -18.28%              -21.76%
      Since Inception*                         -4.01%               -5.06%

Class B Shares
--------------------------------------------------------------------------------
                                        Without Sales Charge   With Sales Charge
               1 Year                         -18.95%              -22.20%
      Since Inception*                         -4.78%               -5.03%

Class C Shares
--------------------------------------------------------------------------------
                                        Without Sales Charge   With Sales Charge
               1 Year                         -18.95%              -19.76%
      Since Inception*                         -4.78%               -4.78%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2001)

                                                  Class A     Class B    Class C
                                                   Shares      Shares     Shares
--------------------------------------------------------------------------------
            1 Year                                 -9.91%     -10.49%     -7.60%
   Since Inception*                                -2.61%      -2.55%     -2.30%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

Since the Fund invests in foreign currency denominated securities, fluctuations may be magnified by changes in foreign exchange rates. The Fund will invest substantially all of its assets in Greater China companies and is subject to greater risk than would a fund with a more diversified portfolio. Investments in Greater China companies entail risks different from, and in certain cases, greater than, risks associated with investments in the U.S. or in other international markets.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 9/3/97, all share classes.


--------------------------------------------------------------------------------
                                             ALLIANCE GREATER CHINA '97 FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
July 31, 2001

                                                                      Percent of
Company                                               U.S. $ Value    Net Assets
--------------------------------------------------------------------------------
Cheung Kong Holdings, Ltd.--The company
is involved in property development and
investment, infrastructure and related
businesses.                                             $  297,129          4.5%
--------------------------------------------------------------------------------
HSBC Holdings Plc.--The company provides
a variety of international banking and financial
services including retail and corporate banking,
trade, trusteeship, securities, custody, capital
markets, treasury, private and investment
banking and insurance.                                     287,551          4.4
--------------------------------------------------------------------------------
China Mobile (Hong Kong), Ltd.--The
company provides cellular telecommuni-
cations services in the People's
Republic of China.                                         221,805          3.4
--------------------------------------------------------------------------------
Huaneng Power International, Inc.--The
company develops, constructs, owns and
operates large coal-fired power plants
throughout China.                                          215,394          3.3
--------------------------------------------------------------------------------
Dah Sing Financial Group, Ltd.--The
company, through its subsidiaries, offers
general banking services, invests in
properties and provides insurance broking
and nominee services.                                      210,779          3.2
--------------------------------------------------------------------------------
China Resources Enterprise, Ltd.--The
holding company, through its subsidiaries,
develops and invests in real estate and
infrastructural projects, provides cold storage
services, and manufactures beer products
and office furniture.                                      210,009          3.2
--------------------------------------------------------------------------------
Wharf (Holdings), Ltd.--The company,
through its subsidiaries, develops and
invests in real estate properties, owns and
manages hotels,  and operates terminals,
warehouses, cable television and internet-
related businesses.                                        203,663          3.1
--------------------------------------------------------------------------------
Hutchison Whampoa, Ltd.--The company
has diverse operations including property
investment and development, port services,
retail, manufacturing, finance, investment
and other services.                                        194,887          3.0
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
8 o ALLIANCE GREATER CHINA '97 FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

                                                                      Percent of
Company                                               U.S. $ Value    Net Assets
--------------------------------------------------------------------------------
CNOOC, Ltd.--The company, through its
subsidiaries, explores, develops, produces,
and sells crude oil and natural gas.                    $  187,451          2.9%
--------------------------------------------------------------------------------
Legend Holdings, Ltd.--The company,
through its subsidiaries, manufactures
and distributes the Legend brand personal
computer, manufactures motherboards,
distributes brand name computers and
provides system integration services.                      187,348          2.9
--------------------------------------------------------------------------------
                                                        $2,216,016         33.9%


--------------------------------------------------------------------------------
                                             ALLIANCE GREATER CHINA '97 FUND o 9

----------------------
SECTOR DIVERSIFICATION
----------------------

SECTOR DIVERSIFICATION
July 31, 2001

                                                                      Percent of
Company                                               U.S. $ Value    Net Assets
--------------------------------------------------------------------------------
Basic Industry                                          $  129,609          2.0%
--------------------------------------------------------------------------------
Capital Goods                                              180,480          2.8
--------------------------------------------------------------------------------
Consumer Manufacturing                                     128,903          2.0
--------------------------------------------------------------------------------
Consumer Services                                          348,798          5.3
--------------------------------------------------------------------------------
Consumer Staples                                           225,587          3.4
--------------------------------------------------------------------------------
Energy                                                     320,995          4.9
--------------------------------------------------------------------------------
Finance                                                  2,165,783         33.1
--------------------------------------------------------------------------------
Healthcare                                                  42,457          0.6
--------------------------------------------------------------------------------
Multi Industry                                             735,866         11.3
--------------------------------------------------------------------------------
Technology                                                 442,391          6.8
--------------------------------------------------------------------------------
Telecom                                                    432,273          6.6
--------------------------------------------------------------------------------
Transportation                                             906,211         13.9
--------------------------------------------------------------------------------
Utilities                                                  215,394          3.3
--------------------------------------------------------------------------------
Total Investments*                                       6,274,747         96.0
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities                   261,055          4.0
--------------------------------------------------------------------------------
Net Assets                                              $6,535,802        100.0%
--------------------------------------------------------------------------------

*     Excludes short term obligations.


--------------------------------------------------------------------------------
10 o ALLIANCE GREATER CHINA '97 FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
July 31, 2001

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks & Other Investments - 96.0%

Hong Kong-85.8%
Aeon Credit Service (Asia) Co., Ltd. ...........          81,400      $   30,526
Cathay Pacific Airways .........................          20,000          26,668
Cheung Kong Holdings, Ltd. .....................          30,000         297,129
China Eastern Airlines Co., Ltd. Cl. H .........         850,000         108,979
China Everbright, Ltd. .........................         100,000          79,491
China Merchants Holdings
  International Co., Ltd. ......................         200,000         132,057
China Mobile (Hong Kong), Ltd.(a) ..............          50,000         221,805
China National Aviation Co., Ltd. ..............         800,000         148,725
China Resources Enterprise, Ltd. ...............         140,000         210,009
China Southern Airlines Co., Ltd. Cl. H(a) .....         450,000         125,486
China Unicom, Ltd.(a) ..........................         100,000         173,085
Citic Ka Wah Bank, Ltd. ........................         200,000          64,747
Citic Pacific, Ltd. ............................          25,000          68,112
CNOOC, Ltd.(a) .................................         180,500         187,451
COFCO International, Ltd. ......................         300,000          59,233
COSCO International Holdings, Ltd.(a) ..........         500,000          48,079
Dah Sing Financial Group, Ltd. .................          40,000         210,779
Denway Motors, Ltd.(a) .........................         264,000          92,235
Esprit Holdings, Ltd. ..........................          80,000          93,850
Euro-Asia Agricultural (Holdings) Co., Ltd.(a) .          74,000          15,180
Henderson Investment, Ltd. .....................         150,000         118,275
Henderson Land Development Co., Ltd. ...........          15,000          70,772
HKCB Bank Holding Co., Ltd. ....................         270,000         106,447
Hong Kong Exchanges & Clearing, Ltd. ...........         124,000         183,624
Hopewell Holdings, Ltd. ........................         120,000          61,541
HSBC Holdings Plc. .............................          25,200         287,551
Huaneng Power International, Inc. Cl. H ........         400,000         215,394
Hutchison Whampoa, Ltd. ........................          20,200         194,887
Industrial and Commercial Bank
  of China (Asia), Ltd. ........................         160,000         139,494
Kerry Properties, Ltd. .........................         120,000         143,083
Kingdee International Software Group
  Co., Ltd.(a) .................................         258,000          67,811
Legend Holdings, Ltd. ..........................         350,000         187,348
Li & Fung, Ltd. ................................         100,000         165,392
MTR Corp., Ltd. ................................         110,000         176,995
New World Development Co., Ltd. ................          60,000          64,618
Petrochina Co., Ltd. Cl. H .....................         300,000          61,926
Prosten Technology Holdings, Ltd.(a) ...........         340,000          23,322
  Warrants, expiring 1/08/04(a) ................         162,180           1,185
Sinopec Yizheng Chemical Fibre Co., Ltd. .......
  Cl. H ........................................         750,000         114,428
Sinopec Zhenhai Refining and Chemical Co.,
  Ltd. Cl. H ...................................         420,000          71,619
Swire Pacific, Ltd. Cl. A ......................          27,000         144,007


--------------------------------------------------------------------------------
                                            ALLIANCE GREATER CHINA '97 FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                          Shares
                                                       Principal
                                                          Amount
Company                                                    (000)    U.S. $ Value
--------------------------------------------------------------------------------

TCC International Holdings, Ltd. ...............         200,000      $   36,668
Technology Venture Holdings, Ltd. ..............          80,000           9,847
Television Broadcasts, Ltd. ....................          15,000          62,888
Tong Ren Tang Technologies Co., Ltd. Cl.H ......          74,000          42,457
Wharf (Holdings), Ltd. .........................          90,000         203,663
Wheelock and Co., Ltd. .........................          80,000          70,772
Wing Hang Bank, Ltd. ...........................          30,000         104,043
Zhejiang Expressway Co., Ltd. Cl. H ............         400,000          82,568
                                                                      ----------
                                                                       5,606,251
                                                                      ----------
People's Republic of China-7.3%
Dazhong Transportation Co., Ltd. Cl. B(b) ......         150,000         131,400
Worldbest Kama Machinery Co., Ltd. Cl. B(a)(b) .         240,000         180,480
Yantai Changyu Pioneer Wine Co., Ltd. Cl. B ....         150,000         166,353
                                                                      ----------
                                                                         478,233
                                                                      ----------
Taiwan-2.9%
Taiwan Cellular Corp.(a) .......................          31,685          37,384
Taiwan Semiconductor Manufacturing Co.,
  Ltd.(a) ......................................          56,770         107,822
United Microelectronics Corp., Ltd.(a) .........          40,250          45,057
                                                                      ----------
                                                                         190,263
                                                                      ----------
Total Common Stocks &
  Other Investments
  (cost $6,535,475) ............................                       6,274,747
                                                                      ----------

Short-Term Investment-3.1%
Time Deposit-3.1%
Toronto Dominion
  3.88%, 8/01/01
  (cost $200,000) ..............................      $      200         200,000
                                                                      ----------

Total Investments-99.1%
  (cost $6,735,475) ............................                       6,474,747
Other assets less liabilities-0.9% .............                          61,055
                                                                      ----------

Net Assets-100% ................................                      $6,535,802
                                                                      ==========

(a)   Non-income producing security.

(b)   United States dollar denominated security.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE GREATER CHINA '97 FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
July 31, 2001

Assets

Investments in securities, at value (cost $6,735,475) .......       $ 6,474,747
Cash ........................................................            92,822
Foreign cash, at value (cost $37,668) .......................            37,559
Receivable for capital stock sold ...........................           311,953
Deferred organization expenses ..............................            78,903
Receivable from Adviser .....................................            37,346
Receivable for investment securities sold ...................            16,852
Dividends and interest receivable ...........................            10,230
                                                                    -----------
Total assets ................................................         7,060,412
                                                                    -----------
Liabilities
Payable to Adviser (reimbursement to Adviser for
  organizational expenses) ..................................           326,500
Payable for capital stock redeemed ..........................            99,712
Distribution fee payable ....................................             4,173
Accrued expenses ............................................            94,225
                                                                    -----------
Total liabilities ...........................................           524,610
                                                                    -----------
Net Assets ..................................................       $ 6,535,802
                                                                    ===========
Composition of Net Assets
Capital stock, at par .......................................       $       788
Additional paid-in capital ..................................         7,357,487
Undistributed net investment income .........................             7,933
Accumulated net realized loss on investments
  and foreign currency transactions .........................          (569,569)
Net unrealized depreciation of investments and
  foreign currency denominated assets and liabilities .......          (260,837)
                                                                    -----------
                                                                    $ 6,535,802
                                                                    ===========
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($2,039,089 / 241,374 shares of capital stock
  issued and outstanding) ...................................             $8.45
Sales charge--4.25% of public offering price ................               .38
                                                                          -----
Maximum offering price ......................................             $8.83
                                                                          =====
Class B Shares
Net asset value and offering price per share
  ($3,234,305 / 394,161 shares of capital stock
  issued and outstanding) ...................................             $8.21
                                                                          =====
Class C Shares
Net asset value and offering price per share
  ($876,744 / 106,818, shares of capital stock
issued and outstanding) .....................................             $8.21
                                                                          =====
Advisor Class Shares
Net asset value, redemption, and offering price per share
  ($385,664 / 45,217 shares of capital stock issued
  and outstanding) ..........................................             $8.53
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                            ALLIANCE GREATER CHINA '97 FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended July 31, 2001

Investment Income
Dividends ..................................       $ 152,005
Interest ...................................          15,757        $   167,762
                                                   ---------
Expenses
Advisory fee ...............................          69,739
Distribution fee - Class A .................           6,769
Distribution fee - Class B .................          35,009
Distribution fee - Class C .................          10,269
Custodian ..................................         143,364
Administrative .............................         127,000
Audit and legal ............................          65,020
Amortization of organizational expenses ....          64,970
Registration ...............................          55,739
Transfer agency ............................          38,909
Printing ...................................          32,807
Directors' fees ............................          12,587
Miscellaneous ..............................          34,962
                                                   ---------
Total expenses .............................         697,144
Less: expenses waived and reimbursed
  (see Note B) .............................        (490,767)
Less: expense offset arrangement
  (see Note B) .............................            (904)
                                                   ---------
Net expenses ...............................                            205,473
                                                                    -----------
Net investment loss ........................                            (37,711)
                                                                    -----------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
  transactions .............................                           (335,305)
Net realized loss on foreign currency
  transactions .............................                             (2,623)
Net change in unrealized
  appreciation / depreciation of:
  Investments ..............................                           (975,070)
  Foreign currency denominated assets
   and liabilities .........................                                155
                                                                    -----------
Net loss on investments and
  foreign currency transactions ............                         (1,312,843)
                                                                    -----------
Net Decrease in Net Assets from
  Operations ...............................                        $(1,350,554)
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE GREATER CHINA '97 FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                   Year Ended       Year Ended
                                                    July 31,         July 31,
                                                      2001             2000
                                                  ===========       ===========
Increase (Decrease) in Net Assets
from Operations
Net investment loss ........................      $   (37,711)      $   (51,435)
Net realized gain (loss) on investments
  and foreign currency transactions ........         (337,928)        1,275,696
Net change in unrealized
  appreciation / depreciation of
  investments and foreign currency
  denominated assets and liabilities .......         (974,915)          (44,596)
                                                  -----------       -----------
Net increase (decrease) in net assets
  from operations ..........................       (1,350,554)        1,179,665
Capital Stock Transactions
Net increase (decrease) ....................         (276,404)        3,747,700
                                                  -----------       -----------
Total increase (decrease)...................       (1,626,958)        4,927,365
Net Assets
Beginning of period ........................        8,162,760         3,235,395
                                                  -----------       -----------
End of period (including undistributed
  net investment income of $7,933 and
  $7,835 at July 31, 2001 and 2000,
  respectively.) ...........................      $ 6,535,802       $ 8,162,760
                                                  ===========       ===========

See notes to financial statements.


--------------------------------------------------------------------------------
                                            ALLIANCE GREATER CHINA '97 FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
July 31, 2001

NOTE A

Significant Accounting Policies

Alliance Greater China '97 Fund, Inc. (the "Fund") was organized as a Maryland corporation on April 30, 1997 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the


--------------------------------------------------------------------------------
16 o ALLIANCE GREATER CHINA '97 FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Organization Expenses

Organization expenses of approximately $326,500 have been deferred and are being amortized on a straight-line basis through August 2002.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

6. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.


--------------------------------------------------------------------------------
                                            ALLIANCE GREATER CHINA '97 FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions and net operating losses resulted in a net increase in undistributed net investment income, and a decrease in accumulated net realized loss on investments and foreign currency transactions and a corresponding decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Adviser has agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 2.50%, 3.20%, 3.20%, and 2.20% of average net assets, respectively, for the Class A, Class B, Class C and Advisor Class shares. For the year ended July 31, 2001, such reimbursement amounted to $363,767.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 2001, the Adviser agreed to waive its fees for such services. Such waiver amounted to $127,000.

The Fund compensates Alliance Global Investor Services, Inc., (formerly Alliance Fund Services, Inc.) a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the year ended July 31, 2001, such fees amounted to $27,600.

For the year ended July 31, 2001, the Fund's expenses were reduced by $904 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $3,597 from the sale of Class A shares and $11,958 and $3,290 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended July 31, 2001.


--------------------------------------------------------------------------------
18 o ALLIANCE GREATER CHINA '97 FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Brokerage commissions paid on investment transactions for the year ended July 31, 2001, amounted to $26,529. For the period from August 1, 2000 to October 31, 2000, no commission was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser (whose affiliation ended on November 2, 2000), nor to DLJ directly. Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to July 31, 2001, no brokerage commission was paid to SCB.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,695,895 and $358,269 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $4,415,778 and $4,879,594 respectively, for the year ended July 31, 2001. There were no purchases or sales of U.S. government or government agency obligations for the year ended July 31, 2001.

At July 31, 2001, the cost of investments for federal income tax purposes was $6,809,721. Accordingly, gross unrealized appreciation of investments was $689,496 and gross unrealized depreciation of investments was $1,024,470 resulting in net unrealized depreciation of $334,974 (excluding foreign currency transactions).

At July 31, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $150,515, of which $138,490 expires in the year 2007 and $12,025 expires in the year 2009.

Capital and currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise at the first business day of the Fund's next taxable year.

The Fund incurred and elected to defer post October net capital and currency


--------------------------------------------------------------------------------
                                            ALLIANCE GREATER CHINA '97 FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

losses of $344,808 and $232, respectively, during the current fiscal year 2001.

These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available loss carryovers.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash (or other) liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no forward exchange currency contracts outstanding at July 31, 2001.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:

                     -----------------------------   ------------------------------
                                Shares                          Amount
                     -----------------------------   ------------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended
                     July 31, 2001   July 31, 2000   July 31, 2001   July 31, 2000
                     -----------------------------   ------------------------------
Class A
Shares sold ...........    758,794         475,967     $ 6,947,608    $  4,953,854
Shares redeemed .......   (756,405)       (360,184)     (6,959,914)     (3,869,659)
-----------------------------------------------------------------------------------
Net increase
  (decrease) ..........      2,389         115,783     $   (12,306)   $  1,084,195
===================================================================================

Class B
Shares sold ...........    713,211       1,197,382     $ 6,408,636    $ 11,840,955
Shares redeemed .......   (718,370)     (1,032,319)     (6,510,139)    (10,309,321)
-----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
20 o ALLIANCE GREATER CHINA '97 FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                     -----------------------------   ------------------------------
                                Shares                          Amount
                     -----------------------------   ------------------------------
                        Year Ended      Year Ended      Year Ended      Year Ended
                     July 31, 2001   July 31, 2000   July 31, 2001   July 31, 2000
                     -----------------------------   ------------------------------
Net increase
  (decrease) ..........     (5,159)        165,063     $  (101,503)   $  1,531,634
===================================================================================

Class C
Shares sold ...........    149,530         319,761     $ 1,364,163    $  3,314,373
Shares redeemed .......   (178,252)       (204,172)     (1,639,368)     (2,251,572)
-----------------------------------------------------------------------------------
Net increase
  (decrease) ..........    (28,722)        115,589     $  (275,205)   $  1,062,801
===================================================================================
Advisor Class
Shares sold ...........    101,709          49,323     $   899,480    $    527,728
Shares redeemed .......    (82,702)        (42,667)       (786,870)       (458,658)
-----------------------------------------------------------------------------------
Net increase ..........     19,007           6,656     $   112,610    $     69,070
===================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2001.

NOTE G

Concentration of Risk

Investing in securities of foreign companies involves special risk which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.


--------------------------------------------------------------------------------
                                            ALLIANCE GREATER CHINA '97 FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          -----------------------------------------
                                                           Class A
                                          -----------------------------------------
                                                                      September 3,
                                                 Year Ended July 31,    1997(a) to
                                          -----------------------------   July 31,
                                             2001       2000       1999       1998
                                          -----------------------------------------
Net asset value, beginning of period ..   $ 10.34     $ 8.20     $ 4.84    $ 10.00
                                          -----------------------------------------
Income From Investment Operations
Net investment income (loss)(b)(c) ....      (.01)      (.04)       .02        .08
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ........................     (1.88)      2.18       3.34      (5.18)
                                          -----------------------------------------
Net increase (decrease) in net asset
  value from operations ...............     (1.89)      2.14       3.36      (5.10)
                                          -----------------------------------------
Less: Dividends
Dividends from net investment income ..        -0-        -0-        -0-      (.06)
                                          -----------------------------------------
Net asset value, end of period ........   $  8.45     $10.34     $ 8.20    $  4.84
                                          =========================================
Total Return
Total investment return based on
  net asset value (d) .................    (18.28)%    26.10%     69.42%    (51.20)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................    $2,039     $2,471     $1,011       $445
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements(c)(e) ..............      2.51%      2.52%      2.52%      2.52%(f)
  Expenses, before waivers/
    reimbursements ....................      9.50%      9.92%     19.68%     18.27%(f)
  Net investment income (loss) ........      (.09)%     (.42)%      .36%      1.20%(f)
Portfolio turnover rate ...............        64%       158%        94%        58%

See footnote summary on page 26.


--------------------------------------------------------------------------------
22 o ALLIANCE GREATER CHINA '97 FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          ----------------------------------------------------
                                                                Class B
                                          ----------------------------------------------------
                                                                                  September 3,
                                                     Year Ended July 31,            1997(a) to
                                          --------------------------------------      July 31,
                                               2001          2000           1999          1998
                                          ----------------------------------------------------
Net asset value, beginning of period ..      $10.13        $ 8.12         $4.82        $10.00
                                          ----------------------------------------------------
Income From Investment Operations
Net investment income (loss)(b)(c) ....        (.07)         (.11)         (.01)          .03
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ........................       (1.85)         2.12          3.31         (5.17)
                                          ----------------------------------------------------
Net increase (decrease) in net asset
  value from operations ...............       (1.92)         2.01          3.30         (5.14)
                                          ----------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..          -0-           -0-           -0-         (.03)
Distributions in excess of net
investment income .....................          -0-           -0-           -0-         (.01)
                                          ----------------------------------------------------
Total dividends and distributions .....          -0-           -0-           -0-         (.04)
                                          ----------------------------------------------------
Net asset value, end of period ........      $ 8.21        $10.13         $8.12        $ 4.82
                                          ====================================================
Total Return
Total investment return based on
  net asset value(d) ..................      (18.95)%       24.75%        68.46%       (51.53)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................      $3,234        $4,047        $1,902        $1,551
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements(c)(e) ..............        3.21%         3.22%         3.22%         3.22%(f)
  Expenses, before waivers/
    reimbursements ....................       10.28%        10.72%        20.22%        19.18%(f)
  Net investment income (loss) ........        (.81)%       (1.13)%        (.22)%         .53%(f)
Portfolio turnover rate ...............          64%          158%           94%           58%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                            ALLIANCE GREATER CHINA '97 FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          ----------------------------------------------------
                                                                Class C
                                          ----------------------------------------------------
                                                                                 September 3,
                                                     Year Ended July 31,           1997(a) to
                                          --------------------------------------     July 31,
                                               2001          2000          1999         1998
                                          ----------------------------------------------------
Net asset value, beginning of period ..      $10.13        $ 8.11         $4.82        $10.00
                                          ----------------------------------------------------
Income From Investment Operations
Net investment income (loss)(b)(c) ....        (.08)         (.13)         (.03)          .03
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ........................       (1.84)         2.15          3.32         (5.17)
                                          ----------------------------------------------------
Net increase (decrease) in net asset
  value from operations ...............       (1.92)         2.02          3.29         (5.14)
                                          ----------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..          -0-           -0-           -0-         (.03)
Distributions in excess of net
  investment income ...................          -0-           -0-           -0-         (.01)
                                          ----------------------------------------------------
Total dividends and distributions .....          -0-           -0-           -0-         (.04)
                                          ----------------------------------------------------
Net asset value, end of period ........      $ 8.21        $10.13         $8.11         $4.82
                                          ====================================================
Total Return
Total investment return based on
  net asset value(d) ..................      (18.95)%       24.91%        68.26%       (51.53)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................        $877        $1,372          $162          $102
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements(c)(e) ..............        3.21%         3.22%         3.22%         3.22%(f)
  Expenses, before waivers/
    reimbursements ....................       10.13%        10.01%        20.41%        19.37%(f)
  Net investment income (loss) ........        (.84)%       (1.31)%        (.49)%         .50%(f)
Portfolio turnover rate ...............          64%          158%           94%           58%

See footnote summary on page 26.


--------------------------------------------------------------------------------
24 o ALLIANCE GREATER CHINA '97 FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          ------------------------------------------------
                                                           Advisor Class
                                          ------------------------------------------------
                                                                             September 3,
                                                 Year Ended July 31,           1997(a) to
                                          ----------------------------------     July 31,
                                                2001        2000        1999         1998
                                          ------------------------------------------------
Net asset value, beginning of period .....    $10.41      $ 8.24       $4.85       $10.00
                                          ------------------------------------------------
Income From Investment Operations
Net investment income (loss)(b)(c) .......       .06        (.02)        .04          .10
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ...........................     (1.94)       2.19        3.35        (5.18)
                                          ------------------------------------------------
Net increase (decrease) in net asset
  value from operations ..................     (1.88)       2.17        3.39        (5.08)
                                          ------------------------------------------------
Less: Dividends
Dividends from net investment income .....        -0-         -0-         -0-        (.07)
                                          ------------------------------------------------
Net asset value, end of period ...........    $ 8.53      $10.41       $8.24       $ 4.85
                                          ================================================
Total Return
Total investment return based on
  net asset value(d) .....................    (18.06)%     26.34%      69.90%      (51.06)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ........................      $386        $273        $161          $60
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements(c)(e) .................      2.21%       2.22%       2.22%        2.22%(f)
  Expenses, before waivers/
    reimbursements .......................      9.35%       9.61%      19.01%       18.13%(f)
  Net investment income (loss) ...........       .71%       (.15)%       .58%        1.51%(f)
Portfolio turnover rate ..................        64%        158%         94%          58%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                            ALLIANCE GREATER CHINA '97 FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                                                    September 3,
                           Year Ended,   Year Ended   Year Ended      1997(a) to
                              July 31,     July 31,     July 31,        July 31,
                                  2001         2000         1999         1998(f)
                           -----------------------------------------------------
      Class A                    2.50%        2.50%        2.50%           2.50%
      Class B                    3.20%        3.20%        3.20%           3.20%
      Class C                    3.20%        3.20%        3.20%           3.20%
      Advisor Class              2.20%        2.20%        2.20%           2.20%

(f)   Annualized.


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26 o ALLIANCE GREATER CHINA '97 FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of
Directors of Alliance
Greater China '97 Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Greater China '97 Fund, Inc. (the "Fund"), including the portfolio of investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Greater China '97 Fund, Inc. at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods therein, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
September 7, 2001


--------------------------------------------------------------------------------
                                            ALLIANCE GREATER CHINA '97 FUND o 27

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.


--------------------------------------------------------------------------------
28 o ALLIANCE GREATER CHINA '97 FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $465 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 36 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 642 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/01.


--------------------------------------------------------------------------------
                                            ALLIANCE GREATER CHINA '97 FUND o 29

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
30 o ALLIANCE GREATER CHINA '97 FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
David H. Dievler(1)
William H. Foulk, Jr.(1)
Tak-Lung Tsim

OFFICERS

Matthew W. S. Lee, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Mamuro Yamaoka, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Distributor

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee


--------------------------------------------------------------------------------
                                            ALLIANCE GREATER CHINA '97 FUND o 31

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
32 o ALLIANCE GREATER CHINA '97 FUND

Alliance Greater China '97 Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

GCFAR701